Exhibit 99.21
                                 -------------
                 Computational Materials and/or ABS Term Sheets


                       Deal Name      CWABS 2005-AB3
                                                          ------------------------------------------------------------
MI Data             MI Flag                               Please populate column C with the corresponding pool
-------                                                   characteristics in Column B.
                    % of Pool Covered        57.68%       - For values in currency format, omit $.
                    Effective LTV            71.80%       - For values in percentage format, provide data to 3 decimal places and omit %.
                                                          - For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
                                                          - For MI Flag, Y or N.
                                                          ------------------------------------------------------------


DTI Distribution
                    DTI <10.00
                    DTI 10.00-19.99
                    DTI 20.00-29.99
                    DTI 30.00-39.99
                    DTI 40.00-49.99
                    DTI 50.00-59.99
                    DTI 60.00-69.99










-----------------------------------------------------------------------------------------------------------------------------------
                        Number of                                                                  % Owner       %
    Product Type          Loans     Loan Balance    Avg. Loan Balance   % of Total IO   WA FICO    Occupied   Purchase      WA DTI
2/28 ARM 24 Month IO          752  224,475,276.00          298,504.36          42.852       680      94.046     65.727       39.43
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO          121   36,263,471.40          299,698.11           6.923       692      98.991     61.787       41.85
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO          888  240,991,037.00          271,386.30          46.005       682      96.116     58.248       40.26
3/27 ARM 60 Month IO           94   22,103,296.50          235,141.45            4.22       682       97.27     36.649       39.13
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed
      15 Fixed
         Other                698  126,179,738.00          180,773.26               0       673      92.483      55.95       39.88
-----------------------------------------------------------------------------------------------------------------------------------
        Totals:              2553  650,012,820.17          254,607.45             100       680      94.895     59.848       39.95
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------

    Product Type                    % Full Doc   % Second Liens
2/28 ARM 24 Month IO                    55.866               0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO                    32.574               0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO                    64.055               0
3/27 ARM 60 Month IO                     62.89               0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed
      15 Fixed
         Other                          60.605               0
------------------------------------------------------------------
        Totals:                         58.761               0
------------------------------------------------------------------


                                                                        Init Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                          %1.000-                 %2.000-    %2.500-    %3.000-    %3.500-    %4.000-    %4.500-    %5.000-
                            1.499  %1.500-1.999    2.499      2.999      3.499       3.99      4.499      4.999      5.499
    Product Type
2/28 ARM 24 Month IO        0.121        90.663    0.384          0      8.832          0          0          0          0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO            0        22.934    12.53          0     64.536          0          0          0          0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO        0.269        86.694        0          0     13.037          0          0          0          0
3/27 ARM 60 Month IO            0         18.05    7.542          0     74.408          0          0          0          0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed
      15 Fixed
         Other              1.134        82.064    0.274          0     16.528          0          0          0          0
----------------------------------------------------------------------------------------------------------------------------------
        Totals:             0.362        81.275    1.141          0      17.22          0          0          0          0
----------------------------------------------------------------------------------------------------------------------------------








Percentage by range                                  Loans without MI
                                                           FICOs
                            <450   451-500  501-550  551-600 601-650 651-700  701-750   >750
                          ---------------------------------------------------------------------
                    <20                                                                            --------------------------------
                          ---------------------------------------------------------------------    Please provide a breakdown of
                   20-30                                                                           percentages for each cell of the
                          ---------------------------------------------------------------------    matrix for loans that fall
                   30-40                                                                           within the appropriate category
                          ---------------------------------------------------------------------    brokendown between loans with MI
                   40-50         0       0         0       0   0.194    0.417   0.062        0     and loans without MI as well as
      LTVs                ---------------------------------------------------------------------    the loan count for each
                   50-60         0       0         0       0   0.295    1.327   0.165    0.084     breakdown in the matrices below.
                          ---------------------------------------------------------------------    The sum of the percentages for
                   60-70         0       0         0       0   0.793    2.538   0.138    0.109     the with MI and without MI
                          ---------------------------------------------------------------------    percentages should equal 100%.
                   70-80         0       0         0       0   3.324      9.6   2.598    0.492     The sum of the loans in the
                          ---------------------------------------------------------------------    matrices below should equal the
                   80-90         0       0         0       0  12.596   43.053  15.993     6.22     number of loans in the pool. If
                  9       ---------------------------------------------------------------------    FICO is not available for loan,
                   0-100                                                                           default to <450 bucket. If deal
                          ---------------------------------------------------------------------    does not have MI, provide data
                   >100                                                                            for the entire pool in the
                          ---------------------------------------------------------------------    "Loans without MI" matrix.



                                                                                                   --------------------------------

                                                         Loans with MI
                                                              FICOs
                            <450   451-500  501-550  551-600 601-650 651-700  701-750   >750
                          ---------------------------------------------------------------------
                    <20
                          ---------------------------------------------------------------------
                   20-30
                          ---------------------------------------------------------------------
                   30-40
                          ---------------------------------------------------------------------
                   40-50
                          ---------------------------------------------------------------------
      LTVs         50-60
                          ---------------------------------------------------------------------
                   60-70
                          ---------------------------------------------------------------------
                   70-80         0       0         0       0   5.687   12.571   2.886    1.123
                          ---------------------------------------------------------------------
                   80-90         0       0         0       0   8.338   23.231   4.365     1.84
                          ---------------------------------------------------------------------
                  90-100         0       0         0       0   7.164   23.378   7.982    1.436
                          ---------------------------------------------------------------------
                   >100
                          ---------------------------------------------------------------------





Loan Count                                           Loans without MI
                                                           FICOs
                            <450   451-500  501-550  551-600 601-650 651-700  701-750   >750
                          ---------------------------------------------------------------------
                    <20
                          ---------------------------------------------------------------------
                   20-30
                          ---------------------------------------------------------------------
                   30-40
                          ---------------------------------------------------------------------
                   40-50         0       0         0       0       2        6       1        0
                          ---------------------------------------------------------------------



                          ---------------------------------------------------------------------
      LTVs         50-60         0       0         0       0       4       15       2        1
                          ---------------------------------------------------------------------
                   60-70         0       0         0       0       7       27       2        1
                          ---------------------------------------------------------------------
                   70-80         0       0         0       0      36       88      26        4
                          ---------------------------------------------------------------------
                   80-90         0       0         0       0     121      422     157       52
                          ---------------------------------------------------------------------
                  90-100
                          ---------------------------------------------------------------------
                   >100
                          ---------------------------------------------------------------------
                     #



                                                          Loans with MI
                                                              FICOs
                            <450   451-500  501-550  551-600 601-650 651-700  701-750   >750
                          ---------------------------------------------------------------------
                    <20
                          ---------------------------------------------------------------------
                   20-30
                          ---------------------------------------------------------------------
                   30-40
                          ---------------------------------------------------------------------
                   40-50
                          ---------------------------------------------------------------------
      LTVs         50-60
                          ---------------------------------------------------------------------
                   60-70
                          ---------------------------------------------------------------------
                   70-80         0       0         0       0      77      172      37       13
                          ---------------------------------------------------------------------
                   80-90         0       0         0       0     140      346      65       30
                          ---------------------------------------------------------------------
                  90-100         0       0         0       0     139      416     124       20
                          ---------------------------------------------------------------------
                   >100
                          ---------------------------------------------------------------------


